UNITED STATES

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2012

Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York  10022

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2012, Hudson Global, Inc. (the “Company”) and certain of its North American and U.K. subsidiaries entered into Amendment No. 2 (the “Amendment”) to the Loan and Security Agreement among the Company, certain of its North American and U.K. subsidiaries and RBS Citizens Business Capital, a division of RBS Asset Finance, Inc. (the “Revolver Agreement”). The Amendment effects the following material changes to the Revolver Agreement: (1) includes non-cash stock compensation expenses in the calculation of EBITDA; (2) defines “Special 2012/2013 Restructuring Charges” as restructuring charges incurred in the fiscal quarters ending June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013; (3) includes 50% of up to $10 million of the “Special 2012/2013 Restructuring Charges” (i.e., up to $5.0 million) in the numerator of the calculation of the Company’s Fixed Charge Coverage Ratio; and (4) increases the Company’s required minimum excess availability to $7.5 million until such time after December 31, 2012 that, for two consecutive fiscal quarters, the Company’s Fixed Charge Coverage Ratio (calculated without including “Special 2012/2013 Restructuring Charges” in the numerator) is at least 1.1x, at which time the Company’s required minimum excess availability will be reduced to $5.0 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

(4.1)	Amendment No. 2 to Loan and Security Agreement, dated as of June 26, 2012, by and among Hudson Global, Inc. and each of its subsidiaries that are signatories thereto, as Borrowers, the lenders that are signatories thereto, as Lenders, and RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., as Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: June 26, 2012	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Executive Vice President and Chief Financial Officer

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HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

June 26, 2012

Exhibit

Number

(4.1)	Amendment No. 2 to Loan and Security Agreement, dated as of June 26, 2012, by and among Hudson Global, Inc. and each of its subsidiaries that are signatories thereto, as Borrowers, the lenders that are signatories thereto, as Lenders, and RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., as Agent.

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